Prepaid Expenses and Other Current Assets	12 Months Ended
Mar. 31, 2021
Prepaid Expenses And Other Current Assets [Abstract]
PREPAID EXPENSES AND OTHER CURRENT ASSETS

NOTE 5 – PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consisted of the following as of March 31, 2021 and 2020:

	As of March 31,	As of March 31,
	2021	2020
Prepayments to suppliers	$9,334,225	$3,564,705
Other current assets	12,855,519	699,425
Total	$22,189,744	$4,264,130

The Company and Fujian Shennong Jiagu Development Co., Ltd. (Fujian Shennong) are in negotiation for  the Company to acquired 51% of Fujian Shennong and the Company has paid $9,130,613 (RMB 60 million) to the owner of Fujian Shennong as a deposit for the transaction. Fujian Shennong is a company focusing on trading of agriculture products, which generates a stable revenue and maintain a solid customers base. The transaction is expected to be completed within one year pending parties complete their due diligence and Fujian Shennong to provide audited financial statements. If the parties are not able to complete this transaction, the deposit will be refunded to the Company.

In fiscal year 2021, the Company made a prepayment of $8,877,817 (RMB 58.3 million) to Shandong Guanxian Lingzhibao Biological Co., Ltd. (Guanxian Lingzhibao) to purchase certain materials that the Company uses in its products. The prepayment was deposit for raw material purchase in order to secure the quantities Guanxian Linzhibao produces. The prepayment the Company made is fully refundable in condition of failure of supply caused by Guanxian Lingzhibao. As of March 31, 2021, the Company has received approximate $5,000,000 of products and $4,022,851 (approximately RMB 26.4 million) prepayments made to Guanxian Lingzhibao remained outstanding.